SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2011
Date of Report
(Date of Earliest Event Reported)

SGREENTECH GROUP LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54147	27-3567767
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Room 1, 13/F
Hung Tai Industrial Building
37 Hung To Road
Kwun Tong, Kowloon, Hong Kong

(Address of Principal Executive Offices)

(011) 852 275 55022
(Registrant’s Telephone Number)

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On October 7, 2011, the SGreenTech Group Limited (the "Company" or the "Registrant") effected the acquisition of SGreenTech Holdings Limited (SGreenTech Hong Kong), a Hong  Kong company through the exchange of the single outstanding share,of SGreenTech Hong Kong for 6,153,846 shares of the Registrant.  The outstanding share of SgreenTech Hong Kong was owned by Charlie In who served as SgreenTech Hong Kong's sole officer and director and who is a director,  chief executive officer and majority shareholder of the Company.

SGreenTech Hong Kong has become a wholly owned subsidiary of the Registrant and the Registrant has taken over the operations and business plan of SGreenTech Hong Kong.

Business

The Company is a development stage company and has no operating history and has experienced losses since its inception.  The Company’s independent auditors have issued a report raising a substantial doubt about the Company’s ability to continue as a going concern.

The Company was incorporated in the State of Delaware in July 2010 and was formerly known as Alderwood Acquisition Corporation (“Alderwood”).  On July 13, 2011, Alderwood changed its name to SGreenTech Group Limited.

SgreenTech Hong Kong is a marketer and distributor of entertainment, computing and communications products and has obtained the right to assemble television sets for distribution and sale.  Such assembly is conducted through contract manufacturers in China. Currently, the Company plans to market and distribute television sets, including LCD television sets and monitors, across the world.  The Company also anticipates that it will enter the cellular telephone and computer markets.

The Company initially plans to enter selected target markets, namely in the personal entertainment, computing and communications sectors.  Specifically, the Company plans to first commence its business by targeting the marketing and sales of LCD televisions sets and monitors to second-tier cities in China, Eastern Europe, Russia, Mexico and the southwestern region of the United States.  The Company’s objective is to offer each of these regions an internationally-branded, high-quality television set or monitor for at a cost-effective rate.

Based on its initial sales and marketing research and plans, the Company anticipates that its largest customers in the near term will be located in the following regions: People’s Republic of China, Russia, Saudi Arabia and the United States.  Notably, the People’s Republic of China is expected to account for up to 80% of revenues in the near future, with the regions of Russia, Saudi Arabia and the United States accounting for approximately 20% of the Company’s revenues in the near term.  The Company is the process of negotiating contracts with prospective strategic partners and customers in each of the initial regions noted directly above.

Over the longer term, the Company expects that growth in customers and sales of the Company’s products will significantly expand in smaller cities in the People’s Republic of China and in the regions of Africa, Eastern Europe, the Middle East and the countries comprising the former Soviet Union.

The Company’s initial products will be LCD television sets and monitors that it will possess a license to market and sell.  Over time, the Company plans to expand into other areas of consumer technology, including (without limitation) the cellular telephone and personal computer markets.  Currently, the Company is in the process of negotiating the licensing rights to distribution of certain personal cellular technologies as well as computer laptop workstations.

The technology distribution sector is characterized by significant competition and the growing presence of new entrants around the world.  The business requires adept, skilled marketers that understand consumer preferences while also knowing how to coalesce a world-class technology marketing, sales, service and support organization.

The Market

The Company’s market is global and will be targeted to any region in which demand is strong for consumer technology products and applications.  While the Company is initially focused on the television products sectors, the Company believes that many other areas of consumer technology are a part of the core market for the Company’s products.

The Company believes that the market for televisions and many other electronics products is seasonal, with a very heavy volume of product sales typically occurring in the latter part of each year (September to January), which coincides with the traditional holiday season in many countries around the world.

Products

The Company’s initial products will be LCD television sets and monitors that it will possess a license to market and sell.  Over time, the Company plans to expand into other areas of consumer technology, including (without limitation) the cellular telephone and personal computer markets.  Currently, the Company is in the process of negotiating the licensing rights to distribution of certain personal cellular technologies as well as computer laptop workstations.

For the LCD television sets that will initially be sold, the retail pricing for each television set will be approximately $325.

Competition in the industry revolves around several factors, including price which is a significant component of differentiation between companies.  Other factors that are important to consumers include functionality offered, energy-saving product attributes, reception quality, multi-media capabilities, multi-port connections, styling, design, thickness, branding and technical specifications.  It is also important to note that certain of these factors may be important in a particular geographic region, whereas in another region other factors may serve to be the most important attribute in a consumer’s purchase decision.

Currently, the Company has a relationship with HeYuan QingYa Electronic Technology Co. Ltd. (“HQET”), a contract manufacturer in the Guangzhou region of the People’s Republic of China.  In May 2011, the Company and HQET executed an agreement whereby HQET would manufacture and produce television sets for the Company.  The agreement has a term of five years, with a provision for renewal for an additional five years thereafter.

Licensing Arrangements

As a distributor of technology, the Company plans to enter into various licensing agreements with owners of the underlying technology.  Under these license agreements, the Company (as a licensee) would typically gain the right to commercialize various products and/or technologies owned by the licensor.  Each licensing arrangement will vary and will have its own economic and commercial terms.

To date, the Company has entered into one licensing arrangement, with Hyundai Corporation, a company incorporated under the laws of Korea (“Hyundai”), which allows the Company to use the “Hyundai” brand on the Company’s television sets.  The trademark licensing agreement, executed in May 2011, requires the payment by the Company of certain royalties and specifies minimum sales requirements in connection with the use of the licensed rights.  The trademark licensing agreement expires in May 2014.

Marketing Strategy

The Company has conducted limited advertising and marketing to date as the primary focus of the Company since inception has been to concentrate on its sales and marketing research and development efforts.  The Company has, however, given substantial attention to constructing the marketing strategy and plans that it will use once its projects enter the market.

Due to financial constraints, the Company has to date conducted limited advertising and marketing to reach end customers.  If the Company were unable to develop strong and reliable sources of potential end users and a means to efficiently reach buyers and customers for its products, it is unlikely that the Company could develop its operations to return revenue sufficient to further develop its business plan.  Moreover, the above assumes that the Company’s products are met with customer satisfaction in the marketplace and exhibit steady adoption of products amongst the potential customer base, neither of which is currently known or guaranteed.

The Company eventually anticipates a significant budget and need for marketing activities.  The primary focus of marketing campaigns will be designed to help the Company find new customers and to increase awareness of the Company’s ability to offer consumer electronics products.

The Company plans to attend trade shows, seminars and industry conference to promote the Company and its products.  The Company will also employ face-to-face meeting and presentations by the Company’s executives and advisors to key decision-makers of prospective sub-distributors and/or large retailers.  The Company also believes that an Internet marketing strategy may be of great utility for the Company, as the Company would be able to directly reach customers through various online channels (including online retailers and other electronic commerce applications).

The Company also plans to continuously develop and maintain a customer relationship management (CRM) contact database.  The CRM database will be used to identify and tracks prospective customers for the Company’s products.  Over time, the Company anticipates that it can build loyalty and rewards programs for its database of customers, thereby increasing brand loyalty and consumer awareness of its products.

Operations

The Company plans to employ an outsourced manufacturing model.  Accordingly, manufacturing and assembly of electronics products (such as televisions) will be conducted by contract manufacturers, which the Company projects will be primarily located in China and other parts of Asia.  In addition, the Company plans to work with service partners who can provide outsourced customer service and technical support on behalf of the Company to customers who purchase the Company’s products.

Revenues

Since its inception, SGreenTech China has focused its efforts on conducting market research and development, and has devoted little attention or resources to actual sales and marketing or generating near-term revenues and profits.  The Company has no revenues to date and has not realized any profits as of yet.  In order to succeed, the Company needs to develop a viable strategy to market and distribute its products to end customers.  To date, the Company has developed a market strategy that it believes will lead to near-term revenues for sale of television sets and monitors in the selected geographic regions.

Employees

The Company presently has five (5) employees, all of whom are executive officers.  Each of the employees/officers receives a salary and other benefits.  All of the officers are employed by the Company in a full-time capacity.  The Company has no other employees but expects that it will hire additional personnel upon raising additional capital and as the Company expands.

Property

The corporate headquarters of the Company are located in the People’s Republic of China.  The company leases an office space of approximately 1,000 square feet under a three-year lease agreement starting May 1, 2011.  The rent payable under the lease is approximately $3,200 per month.

Subsidiaries

The Company has one subsidiary.

Risk Factors

The Company has no revenues to date.

The Company has generated no revenues to date.  To date, most of management’s time, and the Company’s limited resources have been spent in developing strategy, researching potential opportunities, contacting partners, exploring marketing contacts, establishing operations and management personnel and resources, preparing its business plan and model, selecting professional advisors and consultants and seeking capital for the Company.

The Company’s independent auditors have issued a report raising a substantial doubt about the Company’s ability to continue as a going concern.

In their audited financial report, the company’s independent auditors have issued a comment that unless the Company is able to develop and market its products or obtain financing from other sources, there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has not sold any products to date.

Since inception, the Company has heretofore not sold a single product.

No assurance of commercial feasibility or success.

Even if the Company can successfully develop a strategy to market and sell its products, there can be no assurance that such products will have any commercial advantages.  Also, there is no assurance that the products will perform as intended in the marketplace or that the Company’s sales and marketing strategy will be successful.

The Company is a development-stage company with no operating history of its own and as such any prospective investor cannot assess the Company’s profitability or performance.

Because the Company is a development-stage company with no operating history, it is impossible for an investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan.  The Company has limited financial results upon which an investor may judge its potential.  As a company emerging from the development-stage, the Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early stage business.  An investor will be required to make an investment decision based solely on the Company management’s history and its projected operations in light of the risks, expenses and uncertainties that may be encountered by engaging in the Company’s industry.

The Company is a development stage company and has a correspondingly small financial and accounting organization. Being a public company strains the Company's resources, diverts management’s attention and affects its ability to attract and retain qualified officers and directors.

The Company is a development stage company with no developed finance and accounting organization and the rigorous demands of being a public company requires a structured and developed finance and accounting group. As a reporting company, the Company is already subject to the reporting requirements of the Securities Exchange Act of 1934.  However, the requirements of these laws and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs which are potentially prohibitive to the Company as it develops its business plan, products and scope..  These costs have made, and will continue to make, some activities more difficult, time consuming or costly and may place significant strain on its personnel, systems and resources.

The Securities Exchange Act requires, among other things, that companies maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain the requisite disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight are required.  As a result, management’s attention may be diverted from other business concerns, which could have a material adverse effect on the development of the Company's business, financial condition and results of operations.

These rules and regulations may also make it difficult and expensive for the Company to obtain director and officer liability insurance. If the Company is unable to obtain adequate director and officer insurance, its ability to recruit and retain qualified officers and directors, especially those directors who may be deemed independent, will be significantly curtailed.

The Company is a development-stage company and has little experience in commercializing products.

The Company is a development-stage company and as such has little experience in commercializing products and managing a public company.  Such lack of experience may result in the Company experiencing difficulty in adequately operating and growing its business.  Further, the Company may be hampered by lack of experience in addressing the issues and considerations which are common to growing product companies.  If the Company’s operating or management abilities consistently perform below expectations, the Company’s business is unlikely to thrive.  In addition, although the Company is already a reporting company, the Company’s lack of experience may result, in spite of the successful product development and commercialization, in difficulty in managing the operations and finances of a public company.

If the Company is unable to generate sufficient cash from operations, it may find it necessary to curtail operational activities.

The Company has an extensive business plan hinged on its ability to market and commercialize its products.  If the Company is unable to market and/or commercialize its products, then it would not be able to proceed with its business plan or possibly to successfully develop its planned operations at all.

The Company’s chief executive officer and director beneficially owns and will continue to own a majority of the Company’s common stock and, as a result, can exercise control over stockholder and corporate actions.

Mr. Charlie In, the chief executive officer and a director of the Company, is currently the beneficial owner of approximately 74% of the Company’s outstanding common stock and assuming sale of all the Shares, will own 73% of the Company's then outstanding common stock upon closing of the offering.  As such, he will be able to control most matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions.  This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares.

Executive officers and directors of the Company will retain voting control after the offering, which will allow them to exert substantial influence over major corporate decisions.

The Company anticipates that its executive officers and directors will, in the aggregate, beneficially own approximately 75% of its issued and outstanding capital stock following the completion of this offering, assuming the sale of all Shares hereby offered.  Accord¬ingly, the present shareholders, by virtue of their per¬centage share ownership and certain procedures established by the certificate of incorporation and by-laws of the Company for the election of its directors, may effectively control the board of directors and the policies of the Company.  As a result, these stockholders will retain substantial control over matters requiring approval by the Company’s stockholders, such as (without limitation) the election of directors and approval of significant corporate transactions.  This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares.

There has been no prior public market for the Company’s securities and the lack of such a market may make resale of the stock difficult.

No prior public market has existed for the Company’s securities and the Company cannot assure any investor that a market will develop subsequent to this offering. An investor must be fully aware of the long-term nature of an investment in the Company.  The Company intends to apply for quotation of its common stock on the OTC Bulletin Board as soon as possible which may be while this offering is still in process.  However, the Company does not know if it will be successful in such application, how long such application will take, or, that if successful, that a market for the common stock will ever develop or continue on the OTC Bulletin Board.  If for any reason the common stock is not listed on the OTC Bulletin Board or a public trading market does not otherwise develop, investors in the offering may have difficulty selling their common stock should they desire to do so.  If the Company is not successful in its application for quotation on the OTC Bulletin Board, it will apply to have its securities quoted by the Pink OTC Markets, Inc., real-time quotation service for over-the-counter equities.

The Company intends to pay dividends to its stockholders, but any such dividends are not guaranteed and are subject to the Company’s financial performance, so investors may not actually receive any returns on their investment in the Company prior to selling their interest in the Company.

The Company intends to pay dividends, but anticipates that it cannot predict the amounts and timing of any such dividend payments (if any) to stockholders.  Any dividends paid will be based on the Company’s financial performances and its ability to pay any dividends.  The Company may also need to retain future earnings for funding the Company’s growth and development, in which case any dividends may be reduced, suspended or permanently eliminated.  Therefore, investors should not expect or rely on the Company to pay dividends in the foreseeable future.  As a result, investors may not receive any return on their investment prior to selling their Shares in the Company, if and when a market for such Shares develops.  Furthermore, even if a market for the Company’s securities does develop, there is no guarantee that the market price for the shares would be equal to or more than the initial per share investment price paid by any investor.  There is a possibility that the Shares could lose all or a significant portion of their value from the initial price paid in this offering.

The time devoted by Company management may not be full-time.

It is anticipated that key officers will devote themselves full-time to the business of the Company.  However, certain officers may only devote such time as is necessary (which may be less than full-time) to fulfill their respective duties as an officer of the Company.  Furthermore, the Company may choose not to require its management to be available or provide services on a full-time basis to the Company.

The Company has authorized preferred stock with certain preferences.

The board of directors of the Company is authorized to issue up to 20,000,000 shares of $0.0001 par value preferred stock.  The board of directors has the power to establish the dividend rates, liquidation preferences, and voting rights of any series of preferred stock, and these rights may be superior to the rights of holders of the Shares.  The board of directors may also establish redemption and conversion terms and privileges with respect to any shares of preferred stock.  Any such preferences may operate to the detri¬ment of the rights of the holders of the Shares, and further, could be used by the board of directors as a device to prevent a change in control of the Company.  No such preferred shares or preferences have been issued to date, but such shares or preferences may be issued at a later time, subject to the sole discretion of the board of directors.

Financial Information

The Company has generated no revenues to date.

In May 2011, the Company entered into a Converting Loan Agreement (“CLA”) with its Chief Executive Officer, Charlie In.  Pursuant to the CLA, Mr. In loaned the Company $100,000 and was given the right to convert the loan amount to fully paid ordinary common shares of the Company at a conversion rate of $0.005 per share following the listing of the Company’s common stock in the United States.  In other words, Mr. In has the right to convert his total loan amount to 20,000,000 shares of the Company’s common stock.  For each share issued to Mr. In upon conversion of said loan amount, Mr. In will also receive one option (free of charge) to acquire one additional share of the Company’s common stock at a price of 0.005 Australian Dollars or before June 30, 2014 (provided, that the options must be exercised, if after December 31, 2011, the volume-weighted average price for the Company’s shares for any thirty (30) day period exceeds 0.01 Australian Dollars.  The CLA also provides that if the Company does no complete the listing process in the United States, the Company shall be obligated to seek alternative merger opportunity and the loan amount shall continue for the duration of the term of the loan, with a continuing right to conversion on the same terms.  Mr. In shall have the option to redeem the loan amount at maturity if not converted.

In their audited financial report, the company’s independent auditors have issued a comment that unless the Company is able to develop and market its products or obtain financing from other sources, there is a significant question as to its ability to continue as a going concern.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the date of this prospectus regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

	Number of Shares of	Percent of
Name/ Position	Common Stock	Class

Charlie In Nany Sing
Chief Executive Officer; Director	26,153,846	74%

Spencer Chan Kum Ee, Chairman	0

Leo Peng Wei Le, Director	0

Zheng Wei Min, PhD, Director	0

Chen Chuang Zheng, Chief Financial Officer	0

Zhang Jin Sheng, Chief Operating Officer	0

Zhang Li Ying, Chief Procurement Officer	769,231	2%

Total owned by officers,	26,923,077	76%
directors and 5%
shareholders

* Less than 1%

(1) Based upon 35,392,308 shares outstanding.

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

Directors and Executive Officers

Name	Age	Position

Spencer Chan Kum Ee	62	Chairman
Leo Peng Wei Le	31	Director
Zheng Wei Min, PhD	39	Director
Charlie In Nany Sing	55	Chief Executive Officer and Director
Chen Chuang Zheng	38	Chief Financial Officer
Zhang Jin Sheng	43	Chief Operating Officer and Director
Zhang Li Ying	28	Chief Procurement Officer and Director

Spencer Chan Kum Ee

Spencer Chan Kum Ee is Chairman, Head of Nominating Committee, and a member, of the Board of Directors of the Company.  Mr. Chan is also currently Chairman of the Board of Directors of Norwood Abbey Limited, a company listed on the Australian Stock Exchange.  Formerly, he was Group President of Jade Technologies Holdings Limited, a company listed on the Singapore Stock Exchange.  He is the Founder and Managing Director of SC Management Consulting Private Limited.  Previously, Mr. Chan was a Vice President and Marketing Director of Citibank Global Consumer Banking in Singapore.  Before that, Mr. Chan held several marketing positions at Hewlett-Packard in Geneva, Switzerland, with responsibilities across Western Europe.  Prior to that, he was a Marketing Manager at Procter & Gamble in Geneva, Switzerland, with assignments in the Far East, Central America, and the Caribbean during his tenure.  Mr. Chan has a wealth of experience in the consumer goods, personal computers, and consumer banking sectors, and also has hands-on international experience spanning the United States, Europe, Central America, Middle East, and Asia.  A former Colombo-Plan scholar and Rotary International Foundation Fellow, Mr. Chan holds a Bachelor’s degree in Mechanical Engineering from the University of Western Australia and a Master’s degree in Business from Purdue University.

Leo Peng Wei Le

Leo Peng Wei Le is a member, and the Chair of the Audit Committee, of the Board of Directors of the Company.  Mr. Peng is currently a member of the Board of Directors of Norwood Abbey Limited, a company listed on the Australian Stock Exchange.  He was formerly associated with Deutsche Morgan Grenfell Securities Ltd., as a member of the Equity Capital Markets team in Singapore.  Mr. Peng has over ten years of professional experience in investment banking and asset management, and has been appointed by several companies as an external financial advisor to provide strategic planning, financial structuring, listing structuring and fundraising services.  Mr. Peng was instrumental in helping several Chinese companies to become publicly listed in Singapore, Hong Kong and Australia.  Mr. Peng holds a Master’s Degree in Finance from the National University of Ireland, Dublin and a Diploma in Wealth Management from the Wealth Management Institute of Singapore.

Zheng Wei Min, PhD

Zheng Wei Min is a member, and the Chair of Compensation Committee, of the Board of Directors of the Company.  Since 2008, Dr. Wei Min has held the position of Vice Director and Professor in the Research and Development department of Shenzhen Institute of Advanced Technology, Chinese Academy of Sciences, Shenzhen, China.  Previously, from 2001 to 2008, Dr. Wei Min was an Associate Professor at Institute of Computing Technology, Chinese Academy of Sciences, Beijing, China.  Dr. Wei Min obtained his Doctor of Testing and Metering Technology and Instrumentation degree from Harbin Institute of Technology in 2001 and his Master of Testing and Metering Technology and Instrumentation degree from Harbin Institute of Technology in 1998.  He obtained a Bachelor of Electrical and Electronic Engineering degree from Harbin University of Science and Technology in 1993.

Charlie In Nany Sing

Charlie In Nany Sing is the Chief Executive Officer and a member of the Board of Directors of the Company.  Mr. In is also a member of the Board of Directors of China Titanium Ltd. and Chairman of the Board of Directors of Sino-Environment Technology Group Ltd., both publicly listed companies on the Singapore Stock Exchange.  Mr. In is also a member of the Board of Directors of Sino-Excel Energy Pte. Ltd., a publicly listed company on the Australian Stock Exchange.  He is also currently an Advisor at Singapore People’s Association Talent Advisory Panel.  During the course of his professional experience, Mr. In has provided business consulting services to Motorola, Hewlett Packard, IBM, Kodak, Citibank, Sapphire Corporation Ltd., Sky China Petroleum and YingLi International. Mr. In formerly was Chairman of the Direct Marketing Association of Singapore, Advisor of Asia Pacific Management Institute and an Adjunct Professor at Singapore Institute of Management and at University of South Australia.   Mr. In holds a Diploma in Marketing from the United Kingdom Chartered Institute of Marketing, a Master of Business Administration degree from University of East Asia and a Postgraduate Diploma in Direct Marketing from ADMA/Macquarie University in Australia.

Chen Chuang Zheng

Chen Chuang Zheng is the Chief Financial Officer of the Company.  From 2010 to 2011, Mr. Zheng served as the Chief Financial Officer at Dongguan Dongkeng Electronics Ltd.  Prior to that, he was a Manager at GC & Co., a public accounting firm, from 2006 to 2009.  Before that, he was a Financial Supervisor at Shenzhen ORIENT Group from 1996 to 2006.  Mr. Zheng attended Xijiang University from 1992 to 1994.

Zhang Jin Sheng

Zhang Jin Sheng  is the Chief Operating Officer of the Company.  From 1999 to until 2011, Mr. Jin Sheng served as General Manager of Dongguan Dongkeng Electronics Ltd.  Prior to that, from 1993 to 1999, he was an Engineering Manager of Orient Power Group Hong Kong.  Mr. Jin Sheng was awarded an Executive Master of Business Administration degree in 2005 from Tsinghua University in China.

Chen Wei Gong

Chen Wei Gong is the Chief Marketing Officer of the Company.  During 2006 to 2007, Mr. Gong was a Foreign Trade Supervisor at Guangzhou Tanke Industry Co. Ltd.  Mr. Gong received a Master of Business Administration degree from Zhengzhou University in 2006.
Zhang Li Ying

Zhang Li Ying is the Chief Procurement Officer of the Company.  During 2010 and 2011, Ms. Li Ying has served as Chief Procurement Officer at Asian Titanium Marketing, where she is responsible for supply purchases, logistics and financial management.  Ms. Li Ying was previously a Senior Manager at NeWealth China Ltd. from 2007 to 2009, during which time she was responsible for procurement and identification of merger and acquisition targets in China.  Before that, she was a Franchise and Investment Manager at Beijing Pharmaceutical Company from 2005 to 2007.  During 2004 and 2005, Ms. Li Ying was a Training and Development Supervisor at Beijing Bio-Tech Company.  She received a Diploma in marketing in 2003.

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company.  The Company's Board of Directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly.  Based on this review, the Board has determined that there are three independent directors and one non-independent director.

The Board of Directors (the “Board”) has established the following committees: Audit Committee; Compensation Committee; and Nominating Committee.  Each of the independent directors serves as the Chair of one of these Committees.

Executive Compensation

During the period from March 29, 2011 (inception) to May 31, 2011, no accrued compensation is due to the Company’s management, and no compensation was paid during such period.  The board of directors may allocate salaries and benefits to the officers for fiscal year 2011 and thereafter in its sole discretion, subject to applicable employment agreements with the respective officers.  No such person is subject to a compensation plan or arrangement that results from his or her resignation, retirement, or any other termination of employment with the company or from a change in control of the company or a change in his or her responsibilities following a change in control.  The members of the board of directors may receive, if the board of directors so decides, a fixed fee and reimbursement of expenses, for attendance at each regular or special meeting of the board of directors, although no such program has been adopted to date. (See also “Anticipated Officer and Director Remuneration” below.)

Employment Agreements

The Company has entered into employment agreements with each of its five officers.  Each of the employment agreements was effective as of May 2011 and provides for the payment of compensation and benefits.  The respective agreements also detail other employment matters, such as a three-month termination notice period for termination of employment.

Anticipated Officer and Director Remuneration

Other than as set forth above, the Company has not paid any compensation to any employee.  The Company intends to pay annual salaries to all of its employees and an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities (i.e. a public offering raising capital for the Company).  At such time, the Company anticipates offering cash and non-cash compensation to other employees and directors.

The Company anticipates that its officers and directors will be provided with basic personnel benefits pursuant to the requirements of applicable Hong Kong labor laws.  In addition, the Company may also offer additional benefits to employees in its sole and absolute discretion.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings in which the Company is a party.

Market Price of and Dividends on the Registrant's Common Equity

There is no public market for the Company's stock.

Financial Statements

The financial statements of SgreenTech Hong Kong are attached to this Form 8-K.

ITEM 2.03 Creation of Direct Financial Obligation

In May 2011, SgreenTEch Hong Kong entered into a Converting Loan Agreement (“CLA”) with its Chief Executive Officer, Charlie In.  Pursuant to the CLA, Mr. In loaned the Company $100,000 and was given the right to convert the loan amount to fully paid ordinary common shares of the Company at a conversion rate of $0.005 per share following the listing of the Company’s common stock in the United States.  In other words, Mr. In has the right to convert his total loan amount to 20,000,000 shares of the Company’s common stock.  For each share issued to Mr. In upon conversion of said loan amount, Mr. In will also receive one option (free of charge) to acquire one additional share of the Company’s common stock at a price of 0.005 Australian Dollars or before June 30, 2014 (provided, that the options must be exercised, if after December 31, 2011, the volume-weighted average price for the Company’s shares for any thirty (30) day period exceeds 0.01 Australian Dollars.  The CLA also provides that if the Company does no complete the listing process in the United States, the Company shall be obligated to seek alternative merger opportunity and the loan amount shall continue for the duration of the term of the loan, with a continuing right to conversion on the same terms.  Mr. In shall have the option to redeem the loan amount at maturity if not converted.

ITEM 3.02 Unregistered Salesl of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years.  Such securities were issued pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below.  Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Date	Name	Number of Shares

July 19, 2010	Tiber Creek Corporation	10,000,000 (9,900,000 Redeemed)
July 19, 2010	MB Americus, LLC	10,000,000 (9,900,000 Redeemed)

July 18, 2011	Zhang Li Ying	769,231
July 18, 2011	Zhou Wei Jian	769,231
July 18, 2011	Charlie In Nany Sing	26,153,846

September 3, 2011	Yueying Wen	250,000
September 3, 2011	Zaitian Zhang	250,000
September 3, 2011	Zhiwen Zhang	250,000
September 3, 2011	Jinsong Zeng	250,000
September 3, 2011	Guilan Deng	250,000
September 3, 2011	Wenyi Deng	250,000
September 3, 2011	Lin ban Ding	250,000
September 3, 2011	Manli Yang	250,000
September 3, 2011	Xiaojiang Rao	250,000
September 3, 2011	Jingsu Sui	250,000

September 5, 2011	Chengde Chen	250,000
September 5, 2011	Mofen Du	250,000
September 5, 2011	Xiaojun Huang	250,000
September 5, 2011	Xiaobin Huang	250,000
September 5, 2011	Xiaoxiong Liu	250,000
September 5, 2011	Zhengnan Fang	250,000
September 5, 2011	Fuping Zhao	250,000
September 5, 2011	Haozhong Ding	250,000
September 5, 2011	Chuangzheng Chen	250,000
September 5, 2011	Jinbin Lai	250,000

September 6, 2011	Huiyan Xie	250,000
September 6, 2011	Shing Lok	250,000
September 6, 2011	Haiqing Zhang	250,000
September 6, 2011	Xiaohang Huang	250,000
September 6, 2011	Qingfen Huang	250,000
September 6, 2011	Kerui Liu	250,000
September 6, 2011	Meichun Zhang	250,000
September 6, 2011	Qingran Huang	250,000
September 6, 2011	Qiguo Chen	250,000
September 6, 2011	Shaolin Zeng	250,000

October 7, 2011	Charlie In	6,153,846

ITEM 5.02	Election of Directors

On October 7, 2011, Zhang Jin Sheng and Zhang Li Ying were elected to the Board of Directors of the Registrant.

ITEM 5.03	Amendments to ByLaws

On October 7, 2011, the shareholders of the Corporation and the Board of Directors unanimously ratified the amendment to Article II, Section 2.2 of the Company's bylaw increasing the number of directors to constitute the whole board of directors to be no more than seven.

ITEM 5.06   Change in Shell Company Status

The Company has acquired SGreenTech Hong Kong which has a defined business plan and has commenced operations with the execution of a contract for the distribution and sale of television sets.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

One October 7, 2011, the security holders approved by consent action the change in the bylaws of the Company increasing the number of directors from one to no more than five to from one to no more than seven.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

SGREENTECH GROUP LIMITED

Date: October 11, 2011	/c/ Charlie In
Chief Executive Officer

SGREENTECH HOLDINGS LIMITED
 (A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
As of May 31, 2011

May 31, 2011
ASSETS
Current assets
Related-party receivable	$56,907
Prepaid expenses	40,000

Total assets	$96,907

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Convertible note	$100,000
Accrued liabilities	7,367
Total liabilities	$107,367

Stockholders' deficit
Common stock, $0.13 par value, 10,000 shares authorized; 1 share issued and outstanding	$-
Deficit accumulated during the development stage	(10,460)

Total stockholders' deficit	$(10,460)

Total liabilities and stockholders' deficit	96,907

See the accompanying notes to the financial statements.

SGREENTECH HOLDINGS LIMITED
 (A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
For the Period
from March 29, 2011 (Inception) to May 31, 2011

For the period from March 29, 2011 (Inception) to May 31, 2011

Operating expenses

Selling, general and administrative	$6,293
Total operating expense	6,293

Other expense
Interest expense	4,167
Total other expense	4,167

Net loss	$(10,460)

Loss per share - basic and diluted	$(10,460)

Weighted average shares - basic and diluted	1

See accompanying notes to the financial statements.

SGREENTECH HOLDINGS LIMITED
 (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT
For the Period from March 29, 2011 (Inception) to May 31, 2011

			Deficit accumulated	Total
	Common Stock		During the	Stockholders'
	Shares	Amount	Development Stage	Deficit
Balance, March 29, 2011	-	$-	$-	$-
Stock issuance	1	-	-	-
Net loss	-	-	(10,460)	(10,460)
Balance, May 31, 2011	1	$-	$(10,460)	$(10,460)

See the accompanying notes to the financial statements.

SGREENTECH HOLDINGS LIMITED
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
For the Period
from March 29, 2011 (Inception) to May 31, 2011

For the period from March 29, 2011 (Inception) to May 31, 2011
OPERATING ACTIVITIES:
Net loss	$(10,460)
Adjustments to reconcile net loss to net cash used by operating activities
Changes in operating assets and liabilities:
Prepaid expense	(40,000)
Related-party receivable	(56,907)
Accrued liabilities	7,367
Net cash used in operating activities	(100,000)

FINANCING ACTIVITIES:
Proceeds from convertible note to related party	100,000
Net cash provided by financing activities	100,000

Net change in cash	-

Cash, beginning of period	-

Cash, end of period	$-

See the accompanying notes to the financial statements.

SGREENTECH HOLDINGS LIMITED
 (A DEVELOPMENT STAGE COMPANY)
Notes to the Financial Statements

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT POLICIES

NATURE OF OPERATIONS

Sgreentech Holdings Limited (or “the Company”) was incorporated on March 29, 2011 under the laws of Hong Kong to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. Sgreentech has been in the developmental stage since inception and its operations to date have been limited to issuing shares to its original shareholders and filing this registration statement. Sgreentech will attempt to locate and negotiate with a business entity for the combination of that target company with Sgreentech. The combination will normally take the form of a merger, stock-for-stock exchange or stock-for-assets exchange. In most instances the target company will wish to structure the business combination to be within the definition of a tax-free reorganization under Section 351 or Section 368 of the Internal Revenue Code of 1986, as amended. No assurances can be given that Sgreentech will be successful in locating or negotiating with any target company. Sgreentech has been formed to provide a method for a foreign or domestic private company to become a reporting company with a class of securities registered under the Securities Exchange Act of 1934.

BASIS OF PRESENTATION

The summary of significant accounting policies presented below is designed to assist in understanding the Company's financial statements. Such financial statements and accompanying notes are the representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America ("GAAP") in all material respects, and have been consistently applied in preparing the accompanying financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

LOSS PER COMMON SHARE

Basic loss per common shares excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted loss per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the loss of the entity.  As of May 31, 2011 there are no outstanding dilutive securities.

SGREENTECH HOLDINGS LIMITED
 (A DEVELOPMENT STAGE COMPANY)
Notes to the Financial Statements

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT POLICIES (CONTINUED)

FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC 820 "Fair Value Measurements and Disclosures" establishes a three-tier fair value hierarchy, which prioritizes the inputs in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market.

These tiers include:

•	Level 1: defined as observable inputs such as quoted prices in active markets;
•	Level 2: defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and
•	Level 3: defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions

The carrying amounts of financial assets and liabilities, such as prepaid expenses and related-party receivable approximate their fair values because of the short maturity of these instruments.

NOTE 2 - GOING CONCERN

The Company is in the development stage and has incurred a net loss and accumulated deficit of $10,460 since March 29, 2011 (Inception) through May 31, 2011. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and /or obtain additional financing from its stockholders and/or other third parties.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to meet its obligations and continue its operations for the next fiscal year. The continuation of the Company as a going concern is dependent upon financial support from its stockholders, the ability of the Company to obtain necessary equity financing to continue operations, and successfully locating and negotiate with a business entity for the combination of that target company with the Company.

There is no assurance that the Company will ever be profitable. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

NOTE 3 – RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations. This proposed ASU reflects the consensus-for-exposure in EITF Issue No. 10-G, “Disclosure of Supplementary Pro Forma Information for Business Combinations.” The Amendments in this proposed ASU specify that if a public entity presents comparative financial statements, the entity would disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This ASU would also expand the supplemental pro forma disclosures under Codification Topic 805, Business Combinations, to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination. This proposed ASU would be effective prospectively for business combinations that are consummated on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption would be permitted. The adoption of this ASU did not have a material impact to our financial statements.

SGREENTECH HOLDINGS LIMITED
 (A DEVELOPMENT STAGE COMPANY)
Notes to the Financial Statements

NOTE 3 – RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In January 2010, FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements. This update provides amendments to Subtopic 820-10 that requires new disclosure as follows: 1) Transfers in and out of Levels 1 and 2.  A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers.  2)  Activity in Level 3 fair value measurements.  In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). This update provides amendments to Subtopic 820-10 that clarifies existing disclosures as follows: 1) Level of disaggregation. A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. A reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities. 2) Disclosures about inputs and valuation techniques. A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures are effective now. The adoption of the ASU’s did not have a material impact to our financial statements.

NOTE 4 – COMMON STOCK

On March 29, 2011, the Company issued 1 common share to its Chief Executive Officer at approximately $0.13 Par Value.

NOTE 5 - RELATED PARTY TRANSACTIONS

Related Party Receivable

The Company has a related party receivable from the sole stockholder in the amount of approximately $57,000 as of May 31, 2011. This related party receivable is due to the fact that the sole stockholder maintains all cash balances on behalf of the Company as a result of the Company not yet establishing an operating bank account.

Convertible Note

On May 2, 2011, the Company entered into a convertible note agreement with its Chief Executive Officer for $100,000, bearing interest at 25% per annum, with maturity 12 months from date of note (unless converted). Both principal and accrued interest due at maturity is eligible for conversion to the Company’s common stock at a fixed price of $0.005, however, conversion is subject to the Company obtaining the required legal and regulatory approval to list its stock on a major US stock exchange. In case the Company is unable to list its stock on a major US stock exchange, then the Company is obligated to settle the note in cash.

SGREENTECH HOLDINGS LIMITED
 (A DEVELOPMENT STAGE COMPANY)
Notes to the Financial Statements

NOTE 5 - RELATED PARTY TRANSACTIONS (CONTINUED)

Upon conversion of the note, the note holder is entitled to one warrant for each share issued on conversion to buy one share of common stock exercisable at a fixed price of $0.005 per share on or before June 30, 2014. The warrant also includes a provision where the holder is obligated to exercise the warrant when the Company’s VWAP reaches $0.01 for 30 consecutive days at any time after December 31, 2011 and before the warrant expiration date.

Management evaluated whether the warrants described above are within the scope of ASC 815-40, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, which would require separate accounting for the warrants as liabilities or equity. Management determined that since the warrants are not currently issuable contingent to a future event, they do not meet the scope of ASC 815-40. Since the convertible note includes an embedded conversion feature, management evaluated this feature to determine whether it meets the definition of a beneficial conversion feature (“BCF”) within the scope of ASC 470-20, “Debt with Conversion and Other Options” formerly EITF Issue nos. 98-5 and 00-27. Under ASC 470-20, the conversion feature was not deemed a BCF upon issuance at May 2, 2011, however will become a BCF within the scope of ASC 470-20 upon the occurrence of a future event such as an initial public offering or registration statement effectiveness. Once it is determined that a BCF exists, management will record a discount based on the intrinsic value of the conversion feature, which is determined at the issuance date of the convertible note. As of May 31, 2011, no discount was recorded for reasons discussed above, however management will record the discount once the conditions described above are met.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Property

The corporate headquarters of the Company are located in Hong Kong, China. The company leases an office space of approximately 1,000 square feet under a three-year lease agreement commencing May 1, 2011. The rent payable under the lease is approximately $3,200 per month.  Amounts due under this lease agreement for the years ended May 31, 2012, 2013 and 2014 are $38,400 per year.

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through June 17, 2011, the date the financial statements were issued.